UBS Series Funds

December 28, 2022

Supplement to the Prospectus dated August 29, 2022, as supplemented.

Includes:

•	UBS Select Government Investor Fund

Dear Investor,

The purpose of this supplement is to update certain information contained in the prospectus for UBS Select Government Investor Fund regarding an extension of the voluntary fee waiver until its anticipated merger into a related fund on or about January 20, 2023, as previously announced. This disclosure change will become effective January 1, 2023 (“Effective Date”).

The prospectus is hereby supplemented as shown below.

On the Effective Date, the section captioned “Management” and sub-captioned “Advisory and administration fees” beginning on page 48 of the prospectus is revised by replacing the first and second sentences of the fourth paragraph of that section with the following:

UBS AM will voluntarily waive 0.06% of its master fund level fee in order to voluntarily reduce UBS Select Government Investor Fund’s expenses by 0.06% until its anticipated merger into a related fund on or about January 20, 2023, as previously announced.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1205